Earnings Presentation SECOND QUARTER 2021 INVESTOR PRESENTATION

2 SECOND QUARTER 2021 Cautionary Notice Regarding Forward-Looking Statements This press release contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in the Company’s markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that the Company has acquired, or expects to acquire, including Legacy Bank of Florida, as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements. Forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect the Company to update any forward-looking statements. All statements other than statements of historical fact could be forward-looking statements. You can identify these forward- looking statements through the use of words such as “may”, “will”, “anticipate”, “assume”, “should”, “support”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, “continue”, “further”, “plan”, “point to”, “project”, “could”, “intend”, “target” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality and the adverse effects of COVID-19 (economic and otherwise); government or regulatory responses to the COVID-19 pandemic; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes including those that impact the money supply and inflation; changes in accounting policies, rules and practices, including the impact of the adoption of the current expected credit losses (“CECL”) methodology; participation in the Paycheck Protection Program (“PPP”); the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities, loans and debt; changes in borrower credit risks and payment behaviors; changes in retail distribution strategies, customer preferences and behavior; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions; changes in the prices, values and sales volumes for residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect Seacoast or the banking industry; the Company's concentration in commercial real estate loans and in real estate collateral in Florida; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of Seacoast’s investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including Seacoast’s ability to continue to identify acquisition targets and successfully acquire and integrate desirable financial institutions; changes in technology or products that may be more difficult, costly, or less effective than anticipated; the Company's ability to identify and address increased cybersecurity risks, including as a result of employees working remotely; inability of Seacoast’s risk management framework to manage risks associated with the Company's business; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms; reduction in or the termination of Seacoast’s ability to use the mobile-based platform that is critical to the Company's business growth strategy; the effects of war or other conflicts, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving the Company, including as a result of the Company’s participation in the PPP; Seacoast’s ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that deferred tax assets could be reduced if estimates of future taxable income from the Company's operations and tax planning strategies are less than currently estimated and sales of capital stock could trigger a reduction in the amount of net operating loss carryforwards that the Company may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non-bank financial technology providers, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks relating to the Sabal Palm Bancorp, Inc. and Business Bank of Florida, Corp. proposed mergers include, without limitation: the timing to consummate the proposed merger; the risk that a condition to closing of the proposed merger may not be satisfied; the risk that the merger is not completed at all; the diversion of management time on issues related to the proposed merger; unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectation; the risk of customer and employee loss and business disruptions, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures on solicitations of customers by competitors; as well as difficulties and risks inherent with entering new markets. Actual results and capital and other financial conditions may differ materially from those included in these statements due to a variety of factors. These factors include, among others described above, macroeconomic and other challenges and uncertainties related to the COVID-19 pandemic, such as the duration and severity of the impact on public health, the U.S. and global economies, financial markets and consumer and corporate customers and clients, including economic activity and employment, as well as the various actions taken in response by governments, central banks and others, including Seacoast, and the precautionary statements included in this release. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2020 and quarterly reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in the Company’s SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at www.sec.gov.

3 SECOND QUARTER 2021 Agenda 1 ABOUT SEACOAST BANK 2 COMPANY PERFORMANCE 3 LENDING AND CREDIT 4 CAPITAL 5 DIGITAL AND MULTI CHANNEL DISTRIBUTION 6 APPENDIX

4 SECOND QUARTER 2021 • Highly disciplined credit portfolio • Strong liquidity position • Prudent capital position to support further organic growth and opportunistic acquisition • Steady increase in shareholder value with tangible book value per share increasing 13% year-over-year • Active board with a diverse range of experience and expertise Valuable Florida Franchise, Well Positioned for Growth with Strong Capital, Liquidity and Disciplined Credit Culture Valuable Florida Franchise with Disciplined Growth Strategy, Benefiting from Fortress Balance Sheet with Robust Capital Generation, Prudent Liquidity Position, and Strict Credit Underwriting • $9.3 billion in assets as of June 30, 2021, operating in the nation’s third- most populous state • Strong and growing presence in four of Florida’s most attractive MSAs ▪ #1 Florida-based bank in Orlando ▪ #1 market share in Port St Lucie MSA ▪ #2 Florida-based bank in West Palm Beach/Fort Lauderdale ▪ #2 Florida-based community bank in Tampa, and #1 in St. Petersburg • Market Cap: $1.9 billion as of June 30, 2021 Seacoast Customer Map

5 SECOND QUARTER 2021 Florida’s Economic Growth Continues to Accelerate • Companies and individuals seeking real estate affordability, lower taxes, warmer weather, and easy flights back to the Northeast are migrating to Florida. • Florida's population grew 14.6% between 2010 and 2020. Double the rate of overall U.S. population growth. Source: US Census data • In March 2021, short-term population projections were increased reflecting stronger domestic net-migration trends supported by a shift in lifestyle preference away from more dense urban areas. Source: Office of Economic & Demographic Research – Florida’s population will surpass 23 million by late 2024 or 2025 (21.6 million at year-end 2020). – This increase is equivalent to adding a city larger than Orlando every year • Financial institutions and other major corporations have announced plans to relocate some or all of their operations to Florida in the near future:

6 SECOND QUARTER 2021 Seacoast Executes a Differentiated Strategy From Other Community Banks

7 SECOND QUARTER 2021 Delivering Consistent Growth and Long-Term Value Creation Proven Track Record or Successful and Value-added Integrations 1. Acquisitions of Sabal Palm and Business Bank of Florida are expected to close during the first quarter of 2022 2. Pro forma as of June 30, 2021, does not include fair value / purchase accounting adjustments Note: Total shareholder returns data as of August 20, 2021; Source: S&P Global Market Intelligence 1 1

8 SECOND QUARTER 2021 Meeting the $10 Billion Asset Threshold Challenge Well-Prepared to Cross $10 Billion Mark and Offset Incremental Costs Through Acquisitions Crossing $10 Billion Asset Threshold Stratification of Florida Headquartered Banks ¹ Tota l Asset Number o f Assets Parameters Insti tuti ons ($B) > $10B 3 $91.4 $5B - $10B 2 $16.1 $1B - $5B 10 $25.1 $500M - $1B 27 $19.4 $250M - $500M 19 $6.1 < $250M 24 $2.8 • Seacoast estimates that the aggregate costs of crossing the $10 billion threshold would be ~$9.2 million after-tax on an annual basis – ~$7.7 million from the Durbin Amendment Impact – ~$1.5 million from higher FDIC expense and reduction of Federal Reserve dividend • We project the Durbin Amendment impact to start on July 1, 2023 • Acquisitions of Sabal Palm and Business Bank of Florida are expected to help offset about 60% of the EPS dilution expected from the impact of crossing $10 billion in assets. Further acquisitions should offset the remainder • The Florida banking landscape provides numerous low-risk, high- value opportunities for SBCF to further consolidate “Florida’s Bank” and offset and exceed the $10B-related EPS dilution in the near term 1. Source: S&P Global Market Intelligence; represents most recent quarter assets available

9 SECOND QUARTER 2021 Agenda 1 ABOUT SEACOAST BANK 2 COMPANY PERFORMANCE 3 LENDING AND CREDIT 4 CAPITAL 5 DIGITAL AND MULTI CHANNEL DISTRIBUTION 6 APPENDIX

10 SECOND QUARTER 2021 Second Quarter 2021 Highlights All comparisons are to second quarter 2020 unless otherwise stated. • Net income of $31.4 million, an increase of 25%. Adjusted net income1 of $33.3 million, an increase of 31%. • Earnings per share increased to $0.56 compared to $0.47. Adjusted earnings per share1 increased to $0.59 from $0.48. • On a GAAP basis, achieved 1.48% return on tangible assets (ROTA) and 13.88% return on tangible common equity (“ROTCE”). On an adjusted basis, second quarter results were 1.52% adjusted ROTA1 and 14.27% adjusted ROTCE1. • Steadily building shareholder value through consistent growth in tangible book value per share, ending the period at $17.08, an increase of 13% over the prior year. • Sequential increase in the commercial pipeline each quarter of 2021, in line with an expanding Florida economy. • Total loan pipelines increased by 83%, in line with a strong Florida economic recovery. • Continued strong asset quality trends, with charge-offs of only $0.7 million and nonperforming loans declining to 0.61% of total loans. • Cost of deposits decreased by five basis points from the prior quarter to eight basis points. • Record wealth management revenue for the quarter and $451 million in AUM growth from June 30, 2020, bringing total AUM to $1.2 billion. • Record interchange income of $4.1 million, reflecting higher transactional volume and higher per-card spending, both indicative of the strength and confidence of our consumer and small business franchise. 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP.

11 SECOND QUARTER 2021 Net Interest Income and Margin • Net interest income1 totaled $65.9 million, a decrease of $0.8 million, or 1%, from the prior quarter and a decrease of $1.5 million, or 2%, from the second quarter of 2020. This included interest and fees earned on Paycheck Protection Program (“PPP”) loans of $5.1 million compared to $6.9 million in the prior quarter and $5.1 million in the prior year quarter. • Net interest margin1 declined from 3.51% in the first quarter of 2021 to 3.23% in the second quarter of 2021, largely as the result of significant growth in transaction account deposit balances during the second quarter. This increase in funding occurred across our customer base at near-zero rates, as new clients were onboarded and existing clients continue to see expansion in cash balances. The resulting increase in liquidity negatively impacted net interest margin by 23 basis points. Excluding this increase in liquidity, the remaining decline in net interest margin is attributed to lower PPP interest and fees as a result of declining balances as PPP loans are forgiven. Excess liquidity has been partially invested through securities purchases; however, cash deployment remains disciplined and prudent, with careful reinvestment of liquidity over time. Securities yields declined by only two basis points to 1.63% in the second quarter of 2021. Non-PPP loan yields declined by only one basis point to 4.36% during the second quarter of 2021. Offsetting and favorable was the decline in the cost of deposits from 13 basis points in the first quarter of 2021 to eight basis points in the second quarter of 2021. The effect on net interest margin of accretion of purchase discounts on acquired loans was an increase of 14 basis points in the second quarter compared to an increase of 15 basis points in the prior quarter. The effect on net interest margin of interest and fees on PPP loans was an increase of six basis points in the second quarter and an increase of 11 basis points in the prior quarter. 1Calculated on a fully taxable equivalent basis using amortized cost.

12 SECOND QUARTER 2021 Noninterest income decreased $2.3 million from the prior quarter to $15.3 million, and adjusted noninterest income1 decreased $2.4 million to $15.4 million sequentially. Changes include: • Interchange revenue reached a new record of $4.1 million, compared to $3.8 million in the prior quarter, reflecting higher transactional volume and higher per-card spending, both indicative of strength and confidence in our consumer and small business franchise. • Wealth management income increased to a record $2.4 million in the current quarter, compared to $2.3 million in the first quarter of 2021. The team continues to deliver strong growth in assets under management, which increased $133 million quarter-over-quarter, bringing total assets under management to $1.2 billion. The team continues to successfully win business with commercial relationships and high net worth families across the footprint. • Mortgage banking fees were $3.0 million, compared to $4.2 million in the prior quarter, due to slowing refinance activity and low housing inventory levels. • Other income declined by $1.5 million in the second quarter of 2021, reflecting the impact in the first quarter of 2021 of $1.7 million in income associated with the resolution of contingencies on two loans acquired in 2017. Continued Strength in Noninterest Income 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2Other Income includes marine finance fees, swap related income and other fees related to customer activity as well as securities gains of $1.2 million in 2Q'20, losses of $0.1 million in 1Q'21 and losses of $0.1 million in 2Q'21. 3Other Income on an adjusted basis includes marine finance fees, swap related income and other fees related to customer activity. Adjusted Noninterest Income1 ($ in thousands) 2 3 Noninterest Income ($ in thousands)

13 SECOND QUARTER 2021 Continued Focus on Disciplined Expense Control Noninterest expense decreased $0.3 million and adjusted noninterest expense1 decreased $0.5 million sequentially. Changes quarter-over-quarter on an adjusted basis include: • Within salaries and benefits expense, results in the second quarter of 2021 include lower employee benefits costs due to seasonally high first quarter expenses, offset by lower deferral of PPP loan origination costs associated with the SBA’s closure of the program in the second quarter. The quarter-over-quarter impact of the lower cost deferral as a result of the closure of the PPP program was $1.9 million. • Legal and professional fees were lower by $0.3 million compared to the first quarter. • Occupancy and telephone expense decreased by $0.3 million compared to the first quarter, reflecting the benefit of three branch consolidations completed in the first quarter. 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2Other Expense includes marketing expenses, provision for credit losses on unfunded commitments, foreclosed property expense and net loss/(gain) on sale and other expenses associated with ongoing business operations. 2 Adjusted Noninterest Expense1 ($ in thousands) 2 Noninterest Expense ($ in thousands)

14 SECOND QUARTER 2021 • The efficiency ratio was 54.9% for the second quarter of 2021 compared to 53.2% in the prior quarter and 50.1% in the second quarter of 2020. • The adjusted efficiency ratio1 was 53.5% for the second quarter of 2021 compared to 52.0% in the prior quarter and 49.6% in the second quarter of 2020. • The Company remains focused on proactive management of its cost structure. Palm Beach Community Bank and North Star Bank Acquisitions Pa lm B ea ch C om m un ity a nd N or th S ta r B an k Ac qu isi tio n Efficiency Ratio Trend 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. GAAP - Efficiency Adjusted - Efficiency1 First Bank of the Palm Beaches First Green Bank Freedom Bank

15 SECOND QUARTER 2021 Disciplined Approach to Lending in an Expanding Florida Economy Total Loans Outstanding ($ in millions) • Loans outstanding, excluding PPP, declined only $6 million quarter-over-quarter, in line with our expectation of near- flat growth for the second quarter of 2021. • $243 million in PPP loan forgiveness was processed during the second quarter of 2021. • Exiting the second quarter of 2021, overall pipelines increased from the prior quarter, comprised of $322 million in commercial, $32 million in consumer, and $115 million in residential mortgages, compared to $241 million, $28 million, and $165 million, respectively, in the prior quarter. • The yield on non-PPP loans declined to 4.36% from 4.37% in the first quarter of 2021, and when further excluding accretion on acquired loans, declined to 4.13% from 4.15%. • The Company remains focused and committed to its strict credit underwriting standards.

16 SECOND QUARTER 2021 Strong Deposit Franchise Supported by Attractive Markets • Total deposits increased $450 million quarter-over- quarter and increased $1.2 billion, or 18%, compared to the second quarter of 2020. Second quarter balances include a decrease of $86 million in brokered deposits. • Overall cost of deposits decreased to eight basis points from 13 basis points in the prior quarter. • Transaction accounts increased 30% year-over-year, reflecting continued strong growth in core customer balances, and represent 60% of overall deposit funding. 60% Deposits Outstanding ($ in millions)

17 SECOND QUARTER 2021 Cost of Deposits Continues to Decline, While Deposits Per Branch Continues to Grow • Seacoast's continued focus on organic growth and relationship-based funding, in combination with its innovative analytics platform, supports a well-diversified, low-cost deposit portfolio. • Cost of deposits declined five basis points quarter-over- quarter, reflecting the significant value of the deposit franchise. • Seacoast continues to evolve its branch footprint by redirecting capacity to attractive growth markets. As of June 30, 2021, deposits per banking center were $163 million, compared to $133 million on June 30, 2020.

18 SECOND QUARTER 2021 Unrealized Gain (Loss) in Securities as of June 30, 2021 (in thousands) Amortized Cost Unrealized Gains Unrealized Losses Fair Value Available for Sale Government backed $ 7,412 $ 439 $ (2) $ 7,849 Agency mortgage backed 987,402 14,224 (5,906) 995,720 Private label MBS and CMOs 73,469 1,938 (218) 75,189 CLO 209,835 22 (165) 209,692 Municipal 32,288 2,038 — 34,326 Total Available for Sale $ 1,310,406 $ 18,661 $ (6,291) $ 1,322,776 Held to Maturity Agency mortgage backed $ 493,467 $ 5,697 $ (9,875) $ 489,289 Total Held to Maturity $ 493,467 $ 5,697 $ (9,875) $ 489,289 Total Securities $ 1,803,873 $ 24,358 $ (16,166) $ 1,812,065 • Portfolio yield declined two basis points to 1.63% from 1.65% in the prior quarter. The decline is primarily attributed to lower yielding portfolio additions partially offset by lower amortization from slower prepayments. • Net unrealized gains increased from $0.3 million to $8.2 million, largely due to the flattening of the yield curve during the quarter. • Purchases during the quarter were primarily agency collateralized mortgage obligations with a weighted average duration of 3.1 years and average yield of 1.39%. Investment Securities Performance and Composition

19 SECOND QUARTER 2021 A Continued Focus on Building Wealth Management Assets Under Management ($ in millions) • Assets under management increased to $1.2 billion at June 30, 2021, an increase of 13% from March 31, 2021, and 64% from June 30, 2020. This is a result of the wealth management team’s continuing success at winning business with commercial relationships and high net worth families across the footprint. • Wealth Management Income was $2.4 million in the second quarter of 2021, compared to $2.3 million in the prior quarter, and $1.7 million in the prior year quarter. • Since December 31, 2019, assets under management have increased at a compound annual growth rate (“CAGR”) of 40%.

20 SECOND QUARTER 2021 Steady Increase in Shareholder Value • Compounded annual growth rate of 12% in tangible book value per share since 2017. • The decline in tangible book value per share during the first quarter of 2020 was primarily attributed to the Day-1 impact of the adoption of CECL. • Initiated a quarterly cash dividend of $0.13 in the second quarter of 2021.

21 SECOND QUARTER 2021 Agenda 1 ABOUT SEACOAST BANK 2 COMPANY PERFORMANCE 3 LENDING AND CREDIT 4 CAPITAL 5 DIGITAL AND MULTI CHANNEL DISTRIBUTION 6 APPENDIX

22 SECOND QUARTER 2021 • Construction and land development and commercial real estate loans, as defined in regulatory guidance, represent 22% and 150%, respectively, of total consolidated risk based capital. • Portfolio diversification in terms of asset mix, industry, and loan type, has been a critical element of the Company's lending strategy. Exposure across industries and collateral types is broadly distributed. • Excluding PPP loans, Seacoast's average commercial loan size is $420 thousand. Seacoast's Lending Strategy has Produced and Sustains a Diverse Loan Portfolio At June 30, 2021 ($ in thousands) Owner Occupied Commercial Real Estate $1,127,640 20% Acquisition, Development & Construction $234,347 4% Paycheck Protection Program $364,112 7%Consumer $171,769 3% Commercial & Financial $900,206 17%

23 SECOND QUARTER 2021 Paycheck Protection Program Loans PPP Fee Revenue Summary ($ in thousands) Fees earned from SBA to date (net of related costs) to originate PPP loans $ 27,633 Fees recognized in 2020 (7,774) Fees recognized to date in 2021 (9,267) Fees remaining to be recognized in future periods $ 10,592 5,169 loans ($9.5) deferred fees 2,782 loans 3,781 loans 4,170 loans ($10.6) deferred fees PPP Loans Rollforward • As of June 30, 2021, $364.1 million in PPP loans remain, with $10.6 million in fees that will be recognized over the loans’ remaining contractual maturity, or earlier, as loans are forgiven.

24 SECOND QUARTER 2021 Allowance for Credit Losses and Purchase Discount ($ in thousands) Loans Outstanding Allowance for Credit Losses % of Category Purchase Discount % of Category Acquisition, Development & Construction $ 234,347 $ 4,053 1.73% $ 179 0.08 % Owner Occupied Commercial Real Estate 1,127,640 8,676 0.77 4,969 0.44 Commercial Real Estate 1,412,439 34,807 2.46 13,534 0.96 Residential Real Estate 1,226,536 12,543 1.02 1,780 0.15 Commercial & Financial 900,206 18,016 2.00 3,761 0.42 Consumer 171,769 3,032 1.77 93 0.05 Total Excluding PPP $ 5,072,937 $ 81,127 1.60% $ 24,316 0.48 % Paycheck Protection Program $ 364,112 $ — — % $ 100 0.03 % Total $ 5,437,049 $ 81,127 1.49% $ 24,416 0.45 % The allowance for credit losses of $81.1 million as of June 30, 2021 reflects management’s estimate of lifetime expected credit losses. The remaining unrecognized discount on acquired loans of $24.4 million will be earned as an adjustment to yield over the life of the loans. Additionally, a reserve for potential credit losses on lending-related commitments of $2.2 million is reflected within Other Liabilities.

25 SECOND QUARTER 2021 Continued Strong Asset Quality Trends Allowance for Credit Losses ($ in thousands) Criticized Loans as a % of Risk-Based Capital

26 SECOND QUARTER 2021 Expanding Florida’s Commercial Bank Investing in growth and transforming the experience for our bankers and customers Chris Rolle joins as West FL Regional Market President, formerly Director of Middle Market Banking at Synovus and Central FL Market President at BB&T Pam Notarantonio joins as Central FL Regional Credit Officer after 32 years with Wells Fargo Ron York joins as Treasury Management Executive Previously with First Horizon Austen Carroll joins as Chief Lending Officer Previously Chief Banking Officer at Ameris Dan Hilken joins as Central FL Regional Market President 30 year career, most recently with Wells Fargo Richard Raiford joins as Chief Credit Officer from East West Bank, and formerly with JPMorgan Chase Robert Hursh joins as Pinellas County (St. Pete) Market President, continuing a long career in market, formerly with Synovus and Regions 3Q 2020 4Q 2020 1Q 2021 2Q 2021 James Norton joins as CRE Director, formerly Executive Director of Real Estate Banking at JPMorgan Chase

27 SECOND QUARTER 2021 Agenda 1 ABOUT SEACOAST BANK 2 COMPANY PERFORMANCE 3 LENDING AND CREDIT 4 CAPITAL 5 DIGITAL AND MULTI CHANNEL DISTRIBUTION 6 APPENDIX

28 SECOND QUARTER 2021 Strong Capital Supporting a Fortress Balance Sheet 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2FDICIA defines well capitalized as 10.0% for total risk based capital and 8.0% for Tier 1 ratio at a total Bank level. Tangible Book Value and Book Value Per Share Tangible Common Equity / Tangible Assets Total Risk Based and Tier 1 CapitalReturn on Tangible Common Equity 1 10.0%2 8.0%2

29 SECOND QUARTER 2021 Agenda 1 ABOUT SEACOAST BANK 2 COMPANY PERFORMANCE 3 LENDING AND CREDIT 4 CAPITAL 5 DIGITAL AND MULTI CHANNEL DISTRIBUTION 6 APPENDIX

30 SECOND QUARTER 2021 Seacoast’s Approach to Customer Analytics Is a Unique Approach

31 SECOND QUARTER 2021 Unique Approach to Growing Customer Value Patent Pending 1Proprietary tools developed by Seacoast

32 SECOND QUARTER 2021 Example of a Targeted, Multi-Channel Marketing Campaign

33 SECOND QUARTER 2021 Seacoast’s Integrated Delivery Model Supports Our Growth Strategy 59% % of consumer deposits completed outside of the branch 10% % increase in consumer online users $530MM PPP loan forgiveness to date supported by fully digital platform 28K Number of outreach calls triggered by Seacoast's proprietary Connections platform 25% % Residential sales originated from alternative delivery channels 46% % of business deposits completed outside of the branch Strong momentum in usage of digital tools and other non-branch delivery channels, and tools to equip our teams to outperform 11% % increase in business online users All metrics compare 2Q’21 to 2Q’20

34 SECOND QUARTER 2021 Contact Details: Seacoast Banking Corporation of Florida Tracey L. Dexter Executive Vice President Chief Financial Officer (772) 403-0461 INVESTOR RELATIONS NASDAQ: SBCF

35 SECOND QUARTER 2021 Agenda 1 ABOUT SEACOAST BANK 2 COMPANY PERFORMANCE 3 LENDING AND CREDIT 4 CAPITAL 5 DIGITAL AND MULTI CHANNEL DISTRIBUTION 6 APPENDIX

36 SECOND QUARTER 2021 Quarterly Trend Six Months Ended (Amounts in thousands) 2Q'21 1Q'21 4Q'20 3Q'20 2Q'20 2Q'21 2Q'20 Commercial pipeline at period end $ 322,014 $ 240,871 $ 166,735 $ 256,191 $ 117,042 322,014 117,042 Commercial loan originations 193,028 204,253 277,389 88,245 106,857 397,281 290,187 Residential pipeline-saleable at period end 60,585 92,141 92,017 149,896 94,666 60,585 94,666 Residential loans-sold 120,099 138,337 161,628 162,468 122,459 258,436 185,324 Residential pipeline-portfolio at period end 54,132 72,448 25,083 33,374 13,199 54,132 13,199 Residential loans-retained1 118,126 46,620 54,464 25,404 23,539 164,746 49,315 Consumer pipeline at period end 31,748 28,127 18,207 17,094 30,647 31,748 30,647 Consumer originations 63,702 46,745 47,529 62,293 57,956 110,447 109,472 PPP originations 23,529 232,478 — 8,276 590,718 256,007 590,718 Total Pipelines at Period End $ 468,479 $ 433,587 $ 302,042 $ 456,555 $ 255,554 $ 468,479 $ 255,554 Total Originations $ 518,484 $ 668,433 $ 541,010 $ 346,686 $ 901,529 $ 1,186,917 $ 1,225,016 1Includes residential mortgages purchased of $38.4 million in 2Q'21 Loan Production and Pipeline Trend

37 SECOND QUARTER 2021 Explanation of Certain Unaudited Non-GAAP Financial Measures This presentation contains financial information determined by methods other than Generally Accepted Accounting Principles (“GAAP”). The financial highlights provide reconciliations between GAAP and adjusted financial measures including net income, noninterest income, noninterest expense, tax adjustments and other financial ratios. Management uses these non-GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. The Company believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance and if not provided would be requested by the investor community. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might define or calculate these measures differently. The Company provides reconciliations between GAAP and these non-GAAP measures. These disclosures should not be considered an alternative to GAAP.

38 SECOND QUARTER 2021 GAAP to Non-GAAP Reconciliation Quarterly Trend Six Months Ended (Amounts in thousands except per share data) 2Q'21 1Q'21 4Q'20 3Q'20 2Q'20 2Q'21 2Q'20 Net Income $ 31,410 $ 33,719 $ 29,347 $ 22,628 $ 25,080 $ 65,129 $ 25,789 Total noninterest income 15,322 17,671 14,930 16,946 15,006 32,993 29,694 Securities (gains)/losses, net 55 114 18 (4) (1,230) 169 (1,249) Total Adjustments to Noninterest Income 55 114 18 (4) (1,230) 169 (1,249) Total Adjusted Noninterest Income 15,377 17,785 14,948 16,942 13,776 33,162 28,445 Total noninterest expense 45,784 46,120 43,681 51,674 42,399 91,904 90,197 Merger related charges (509) (581) — (4,281) (240) (1,090) (4,793) Amortization of intangibles (1,212) (1,211) (1,421) (1,497) (1,483) (2,423) (2,939) Business continuity expenses — — — — — — (307) Branch reductions and other expense initiatives (663) (449) (354) (464) — (1,112) — Total Adjustments to Noninterest Expense (2,384) (2,241) (1,775) (6,242) (1,723) (4,625) (8,039) Total Adjusted Noninterest Expense 43,400 43,879 41,906 45,432 40,676 87,279 82,158 Income Taxes 8,785 10,157 8,793 6,992 7,188 18,942 7,033 Tax effect of adjustments 598 577 440 1,530 121 1,175 1,665 Total Adjustments to Income Taxes 598 577 440 1,530 121 1,175 1,665 Adjusted Income Taxes 9,383 10,734 9,233 8,522 7,309 20,117 8,698 Adjusted Net Income $ 33,251 $ 35,497 $ 30,700 $ 27,336 $ 25,452 $ 68,748 $ 30,914 Earnings per diluted share, as reported $ 0.56 $ 0.60 $ 0.53 $ 0.42 $ 0.47 $ 1.17 $ 0.49 Adjusted Earnings per Diluted Share 0.59 0.63 0.55 0.50 0.48 1.23 0.59 Average diluted shares outstanding 55,901 55,992 55,739 54,301 53,308 55,827 52,807

39 SECOND QUARTER 2021 GAAP to Non-GAAP Reconciliation Quarterly Trend Six Months Ended (Amounts in thousands except per share data) 2Q'21 1Q'21 4Q'20 3Q'20 2Q'20 2Q'21 2Q'20 Adjusted Noninterest Expense $ 43,400 $ 43,879 $ 41,906 $ 45,432 $ 40,676 $ 87,279 $ 82,158 Foreclosed property expense and net gain/(loss) on sale 90 65 (1,821) (512) (245) 155 70 Provision for unfunded commitments — — 795 (756) (178) — (224) Net Adjusted Noninterest Expense $ 43,490 $ 43,944 $ 40,880 $ 44,164 $ 40,253 $ 87,434 $ 82,004 Revenue $ 81,124 $ 84,281 $ 83,721 $ 80,449 $ 82,278 $ 165,405 $ 160,143 Total Adjustments to Revenue 55 114 18 (4) (1,230) 169 (1,249) Impact of FTE adjustment 131 131 112 118 116 262 230 Adjusted Revenue on a Fully Taxable Equivalent Basis $ 81,310 $ 84,526 $ 83,851 $ 80,563 $ 81,164 $ 165,836 $ 159,124 Adjusted Efficiency Ratio 53.49% 51.99% 48.75% 54.82% 49.60% 52.72% 51.53 % Net Interest Income $ 65,802 $ 66,610 $ 68,791 $ 63,503 $ 67,272 $ 132,412 $ 130,449 Impact of FTE adjustment 131 131 112 118 116 262 230 Net Interest Income including FTE adjustment $ 65,933 $ 66,741 $ 68,903 $ 63,621 $ 67,388 $ 132,674 $ 130,679 Total noninterest income 15,322 17,671 14,930 16,946 15,006 32,993 29,694 Total noninterest expense 45,784 46,120 43,681 51,674 42,399 91,904 90,197 Pre-Tax Pre-Provision Earnings $ 35,471 $ 38,292 $ 40,152 $ 28,893 $ 39,995 $ 73,763 $ 70,176 Total Adjustments to Noninterest Income 55 114 18 (4) (1,230) 169 (1,249) Total Adjustments to Noninterest Expense (2,294) (2,176) (2,801) (7,510) (2,146) (4,470) (8,193) Adjusted Pre-Tax Pre-Provision Earnings $ 37,820 $ 40,582 $ 42,971 $ 36,399 $ 40,911 $ 78,402 $ 77,120 Average Assets $ 9,025,846 $ 8,485,354 $ 8,376,396 $ 8,086,890 $ 7,913,002 $ 8,757,093 $ 7,484,272 Less average goodwill and intangible assets (235,964) (237,323) (238,631) (228,801) (230,871) (236,640) (228,791) Average Tangible Assets $ 8,789,882 $ 8,248,031 $ 8,137,765 $ 7,858,089 $ 7,682,131 $ 8,520,453 $ 7,255,481 Return on Average Assets (ROA) 1.40% 1.61% 1.39% 1.11% 1.27% 1.50% 0.69 % Impact of removing average intangible assets and related amortization 0.08 0.09 0.10 0.09 0.10 0.08 0.09

40 SECOND QUARTER 2021 GAAP to Non-GAAP Reconciliation Quarterly Trend Six Months Ended (Amounts in thousands except per share data) 2Q'21 1Q'21 4Q'20 3Q'20 2Q'20 2Q'21 2Q'20 Return on Average Tangible Assets (ROTA) 1.48 1.70 1.49 1.20 1.37 1.58 0.78 Impact of other adjustments for Adjusted Net Income 0.04 0.05 0.01 0.18 (0.04) 0.05 0.08 Adjusted Return on Average Tangible Assets 1.52 1.75 1.50 1.38 1.33 1.63 0.86 Average Shareholders' Equity $ 1,170,395 $ 1,136,416 $ 1,111,073 $ 1,061,807 $ 1,013,095 $ 1,153,499 $ 1,003,544 Less average goodwill and intangible assets (235,964) (237,323) (238,631) (228,801) (230,871) (236,640) (228,791) Average Tangible Equity $ 934,431 $ 899,093 $ 872,442 $ 833,006 $ 782,224 $ 916,859 $ 774,753 Return on Average Shareholders' Equity 10.76% 12.03% 10.51% 8.48% 9.96% 11.39% 5.17 % Impact of removing average intangible assets and related amortization 3.12 3.59 3.36 2.87 3.51 3.34 2.10 Return on Average Tangible Common Equity (ROTCE) 13.88 15.62 13.87 11.35 13.47 14.73 7.27 Impact of other adjustments for Adjusted Net Income 0.39 0.39 0.13 1.71 (0.38) 0.39 0.75 Adjusted Return on Average Tangible Common Equity 14.27 16.01 14.00 13.06 13.09 15.12 8.02 Loan Interest Income1 $ 60,440 $ 62,390 $ 65,684 $ 60,573 $ 64,929 $ 122,830 $ 128,453 Accretion on acquired loans (2,886) (2,868) (4,448) (3,254) (2,988) (5,754) (7,275) Interest and fees on PPP loans (5,127) (6,886) (5,187) (1,719) (5,068) (12,013) (5,068) Loan interest income excluding PPP and accretion on acquired loans $ 52,427 $ 52,636 $ 56,049 $ 55,600 $ 56,873 $ 105,063 $ 116,110 Yield on Loans1 4.33% 4.39% 4.42% 4.11% 4.56% 4.36% 4.72 % Impact of accretion on acquired loans (0.21) (0.20) (0.30) (0.22) (0.21) (0.20) (0.27) Impact of PPP loans 0.01 (0.04) 0.11 0.33 (0.04) (0.02) (0.01) Yield on loans excluding PPP and accretion on acquired loans 4.13% 4.15% 4.23% 4.22% 4.31% 4.14% 4.44% 1On a fully taxable equivalent basis. All yields and rates have been computed using amortized cost.

41 SECOND QUARTER 2021 Quarterly Trend Six Months Ended (Amounts in thousands except per share data) 2Q'21 1Q'21 4Q'20 3Q'20 2Q'20 2Q'21 2Q'20 Net Interest income1 $ 65,933 $ 66,741 $ 68,903 $ 63,621 $ 67,388 $ 132,674 $ 130,679 Accretion on acquired loans (2,886) (2,868) (4,448) (3,254) (2,988) (5,754) (7,275) Interest and fees on PPP loans (5,127) (6,886) (5,187) (1,719) (5,068) (12,013) (5,068) Net interest income excluding PPP and accretion on acquired loans $ 57,920 $ 56,987 $ 59,268 $ 58,648 $ 59,332 $ 114,907 $ 118,336 Net Interest Margin1 3.23% 3.51% 3.59% 3.40% 3.70% 3.37% 3.81 % Impact of accretion on acquired loans (0.14) (0.15) (0.23) (0.17) (0.16) (0.15) (0.21) Impact of PPP loans (0.06) (0.11) 0.01 0.19 (0.08) (0.08) (0.04) Net interest margin excluding PPP and accretion on acquired loans 3.03% 3.25% 3.37% 3.42% 3.46% 3.14% 3.56 % Security Interest Income1 $ 6,745 $ 6,485 $ 6,586 $ 7,129 $ 7,725 $ 13,230 $ 16,573 Tax equivalent adjustment on securities (39) (39) (23) (32) (31) (78) (61) Security interest income excluding tax equivalent adjustment $ 6,706 $ 6,446 $ 6,563 $ 7,097 $ 7,694 $ 13,152 $ 16,512 Loan Interest Income1 $ 60,440 $ 62,390 $ 65,684 $ 60,573 $ 64,929 $ 122,830 $ 128,453 Tax equivalent adjustment on loans (92) (92) (89) (86) (85) (184) (169) Loan interest income excluding tax equivalent adjustment $ 60,348 $ 62,298 $ 65,595 $ 60,487 $ 64,844 $ 122,646 $ 128,284 Net Interest Income1 $ 65,933 $ 66,741 $ 68,903 $ 63,621 $ 67,388 $ 132,674 $ 130,679 Tax equivalent adjustment on securities (39) (39) (23) (32) (31) (78) (61) Tax equivalent adjustment on loans (92) (92) (89) (86) (85) (184) (169) Net interest income excluding tax equivalent adjustment $ 65,802 $ 66,610 $ 68,791 $ 63,503 $ 67,272 $ 132,412 $ 130,449 1On a fully taxable equivalent basis. All yields and rates have been computed using amortized cost. GAAP to Non-GAAP Reconciliation